“Attention Investors: New Mutual Fund Gives Big Wall Street a Run for its Money”

Frank Value Fund returns 14.49% in the year ended March 31, 2006, an average annualized return of 12.12% per year.

◆ A small business in Parsippany, New Jersey, we are accessible and have your best interests at heart, unlike many big Wall Street firms.

◆ We have a large portion of ours and our family’s money in the Fund, aligning our interests with yours.

◆ Our goal is to grow wealth for the long-term using our conservative investing strategy.

◆ Our value investing philosophy has a proven track record.

Call today for a free prospectus: Toll-free 1-866-706-9790

Or visit our website at www.frankfunds.com to download a copy.

Frank Value Fund

6 Stacy Court

Parsippany, NJ 07054

1 Year Ended March 31, 2006	14.49%
Average Annualized Return since Inception on July 21, 2004	12.12%

Performance data quoted represents past performance as of March 31, 2006 and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling the Fund at 1-866-706-9790 or visiting our website at www.frankfunds.com. Returns include reinvestment of any dividends and capital gain distributions.

Non-FDIC insured. May lose value. No bank guarantee. The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the

Fund, and it may be obtained by calling 1-866-706-9790.

Please read it carefully before you invest or send money.